UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2008

CHIPOTLE MEXICAN GRILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32731	84-1219301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1543 Wazee Street, Suite 200

Denver, CO 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 595-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 19, 2008, the Board of Directors of Chipotle Mexican Grill, Inc. approved amendments to the Chipotle Mexican Grill, Inc. Restated Bylaws to specifically allow for the issuance of uncertificated shares of any class of the company’s capital stock. The Restated Bylaws as in effect prior to these amendments did not contemplate issuance of uncertificated shares of capital stock.

The full text of Chipotle’s Restated Bylaws, as amended, is set forth as Exhibit 3.1 to this report.

Item 9.01	Financial Statements and Exhibits.

Exhibit 3.1	Chipotle Mexican Grill, Inc. Restated Bylaws, as amended March 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chipotle Mexican Grill, Inc.

March 19, 2008	By:	/s/ John R. Hartung
		Name:	John R. Hartung
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Chipotle Mexican Grill, Inc. Restated Bylaws, as amended March 19, 2008.